U.S. SECURITIES AND EXCHANGE
 COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): January 26, 2015

Concierge Technologies, Inc.
 (Exact name of registrant as specified in its charter)

Nevada	333-38838	95-4442384
(state of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

29115 Valley Center Rd., K-206 Valley Center, CA 92082 (866) 800-2978
(Address and telephone number of registrant's principal executive offices and principal place of business)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into Material Definitive Agreement

On January 26, 2015, Concierge Technologies, Inc. (the “Company”), a Nevada corporation, entered into a securities purchase agreement (the “Securities Purchase Agreement”) with two accredited investors, Nicholas Gerber and Scott Schoenberger, (the “Purchasers”) pursuant to which the Company agreed to sell and the Purchasers agreed to purchase 400,000,000 shares of common stock (“Common Stock”) and 32,451,499 shares of Series B preferred stock (“Series B Preferred Stock”) (collectively, the “Shares”) of the Company in exchange for $3,000,000 USD (the “Transaction”) The Securities Purchase Agreement and related agreements described below are collectively referred to herein as the “Transaction Documents.”

The Transaction closed concurrently with the execution of the Securities Purchase Agreement on January 26, 2015 (the “Closing”).  At Closing, the payment of the principal amount of $3,000,000 was provided to the Company (less $100,000 bridge loan previously provided to the Company) against the delivery of the Shares to the Purchasers.  The Transaction was approved by the unanimous written consent of the Board of Directors (the “Board”) of the Company on January 26, 2015.

Every share of the Series B Preferred Stock has twenty (20) votes for every one (1) share of Common Stock and is convertible into twenty (20) shares of Common Stock. A holder of shares of Series B Preferred Stock may not exercise his conversion rights until 270 days after the date of issuance of the shares and, if exercised, must be exercised with regard to all shares of Series B Preferred Stock held by such holder. Further, no conversion may take place until the Corporation has amended its Articles of Incorporation to increase the number of its authorized shares of Common Stock at least sufficient to allow all shares of the Series B Preferred Stock to be converted into Common Stock.

In connection with the Transaction, the Company entered into a registration rights agreement (the “Registration Rights Agreement”) with the Purchasers, pursuant to which, commencing on the date that is six months from the Closing, the Purchasers have the right to demand the filing of a registration statement for the resale of the Shares (including the Common Stock issuable upon conversion of the Series B Preferred Stock) within a period of no more than 120 days from the date of the demand. The Purchasers also have the right to participate in a registered offering made by the Company, subject to certain limitations.

In connection with the Transaction, the Company also entered into a Consulting Agreement with its former Chief Executive Officer, David Neibert, whereby Mr. Neibert will remain with the Company as a consultant and as its Chief Financial Officer for a period of no less than twelve (12) months to provide various services to the Company, including auditor relations, financial statement consolidation, shareholder communication, transfer agent relations, SEC compliance, and related services.

In connection with the foregoing, the Company relied on the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering.

The foregoing descriptions of the Securities Purchase Agreement, Registration Rights Agreement, Consulting Agreement and related Transaction Documents, do not purport to be complete and are qualified in their entirety by reference to the full text of the documents, which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

Reference is made to the disclosure in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 3.02.    Unregistered Sales of Equity Securities.

Reference is made to the disclosure in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.01.   Changes in Control of Registrant.

Pursuant to the terms of the Securities Purchase Agreement, Purchasers acquired a controlling interest in the Company pursuant to the issuance of the Shares which constitutes 70.0% of the voting control of the Company.  Accordingly, at Closing on January 26, 2015, the Company effected a change in control.

Additionally, reference is made to the disclosures in Item(s) 1.01 and 5.02 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2015, in connection with the Transaction, Samuel Wu and Hansu Kim resigned as members of the Board leaving David Neibert and Matt Gonzalez as remaining members of the Board.  The remaining members of the Board appointed the Purchasers, Nicholas Gerber and Scott Schoenberger, as members of the Board by unanimous written consent dated January 26, 2015 to fill the vacancies left by the resignations of Messrs. Wu and Kim. Mr. Gerber was also appointed as Chairman of the Board replacing Mr. Neibert who still remains as a member of the Board.

In addition, at Closing, Messrs. Kim, Gonzalez and Neibert resigned from all officer positions with the Company.  The Board appointed Mr. Gerber as the Chief Executive Officer, President and Secretary of the Company and Mr. Neibert as its Chief Financial Officer.

Mr. Nicholas Gerber, 52, is the Co-Founder, CEO and President of United States Commodity Funds LLC (“USCF”), specializing in managing exchange-traded commodity funds. Prior to co-founding USCF in 2005, Mr. Gerber co-founded Ameristock Corporation in March 1995, a California-based investment adviser registered under the Investment Advisers Act of 1940 from March 1995 until January
2013. From August 1995 to January 2013, Mr. Gerber served as Portfolio Manager of Ameristock Mutual Fund, Inc. Mr. Gerber also served as Vice President and Chief Investment Officer of Lyon’s Gate Reinsurance Company, Ltd., from June 2003 to December 2009, which was a company that reinsured workmen’s compensation insurance.

Mr. Gerber has gained extensive experience in evaluating and retaining third-party service providers, including custodians, accountants, transfer agents, and distributors. He has served as a Management Director of USCF since May 2005 and has been a principal of USCF listed with the CFTC and NFA since November 2005, an NFA associate member and associated person of USCF since December 2005 and a Branch Manager of USCF since May 2009. Mr. Gerber earned an MBA degree in finance from the University of San Francisco, a BA from Skidmore College and holds an NFA Series 3 registration.

Both of the new members of the Board have executed standard indemnification agreements with the Company.

Item 8.01.    Other Events.

On January 29, 2015, the Company issued a press release announcing the Transaction.  The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement, dated January 26, 2015, by and among Concierge Technologies, Inc. and Purchasers.

10.2	Registration Rights Agreement, dated January 26, 2015, by and among Concierge Technologies, Inc. and Purchasers.

10.3	Consulting Agreement, dated January 26, 2015, by and between Concierge Technologies, Inc. and David Neibert.

99.1	Press Release of Concierge Technologies, Inc., dated January 29, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Concierge Technologies, Inc.

Date: January 29, 2015	By:	/s/ David W. Neibert
David W. Neibert, Chief Finanical Officer